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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2003

WELLPOINT HEALTH NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-13083 (Commission File Number)	95-4635504 (IRS Employer Identification Number)
1 WellPoint Way Thousand Oaks, California (Address of principal executive offices)		91362 (Zip Code)

(818) 234-4000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On January 24, 2003, WellPoint Health Networks Inc. ("WellPoint") executed an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") dated as of such date with CareFirst, Inc. ("CareFirst"), pursuant to which CareFirst will merge with a subsidiary of WellPoint.

        A copy of the press release announcing the signing of the Amended Merger Agreement and summarizing the principal changes from the original merger agreement with CareFirst signed on November 20, 2001 is attached as Exhibit 99.1 hereto. A copy of the Amended Merger Agreement is attached as Exhibit 99.2 hereto. The summary of principal changes contained in the press release attached as Exhibit 99.1 hereto is qualified in its entirety by reference to the Amended Merger Agreement attached as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)-(b)    Not applicable

        (c)    Exhibits

Exhibit No.	Exhibit
99.1	Press release dated January 24, 2003 by WellPoint Health Networks Inc.
99.2
Amended and Restated Agreement and Plan of Merger dated as of January 24, 2003 by and among WellPoint Health Networks Inc., CareFirst, Inc. and Congress Acquisition Corp. (including the appendices thereto).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT HEALTH NETWORKS INC.
January 28, 2003 (Date)	By:	/s/ ROBERT A. KELLY Robert A. Kelly Assistant Secretary

Exhibit Number	Description of Exhibit	Method of Filing
99.1	Press release dated January 24, 2003 by WellPoint Health Networks Inc.	Filed electronically herewith.
99.2
	Amended and Restated Agreement and Plan of Merger dated as of January 24, 2003 by and among WellPoint Health Networks Inc., CareFirst, Inc. and Congress Acquisition Corp. (including the appendices thereto)	Filed electronically herewith.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE